SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 1998

           COUNTRYWIDE  HOME EQUITY LOAN TRUST 1998-B
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7238502
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902



Item 5.	Other Events
On behalf of Countrywide Home Equity Loan Trust 1998-B, a Trust created pursuant to the Pooling Agreement, dated May 20, 1998, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated August 17, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
June 15, 2024.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date August 17, 1998.

Principal		Interest	Ending Balance

Cede & Co.$ 2,313,387.85	$ 780,121.42	$144,007,959.37

B.	No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
  Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE








Item 7.	Monthly Statements and Exhibits

Exhibit No.
1.	Monthly Statement to Certificateholders dated  August 17, 1998


Statement to Certificateholders (Page 1 of 2)

Distribution Date:		7/15/98 	8/17/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed					7.578136 	5.166367
Investor Certificate Interest Shortfall Distributed					0.000000 	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall					0.000000 	0.000000

Managed Amortization Period ? (Yes=1; No=0)					1	1
Investors Certificate Principal Distributed				30.984455 	15.320449
Principal Distribution Amount					30.984455 	15.320449
Maximum Principal Payment					81.246195 	46.969511
Alternative Principal Payment					30.984455 	15.320449
Principal Collections less Additional Balances		30.984455 	15.320449
Investor Loss Amount Distributed to Investors					0.000000 	0.000000
Accelerated Principal Distribution Amount					0.000000 	0.000000
 Credit Enhancement Draw Amount					0.00 	0.00

Total Amount Distributed to Certificateholders (P & I)					38.562592 	20.486816

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
		Beginning Investor Certificate Balance					"151,000,000.00 "	"146,321,347.22 "
		Ending Investor Certificate Balance					"146,321,347.22 "	"144,007,959.37 "
			Beginning Invested Amount					"151,000,000.00 "	"146,321,347.22 "
			Ending Invested Amount					"146,321,347.22 "	"144,007,959.37 "
Investor Certificateholder Floating Allocation Percentage
98.4994% 	98.4522%
Pool Factor					0.9690155 	0.9536951
Liquidation Loss Amount for Liquidated Loans					0.00 	0.00
			Unreimbursed Liquidation Loss Amount					0.00 	0.00

		C.	POOL INFORMATION
			Beginning Pool Balance					"153,300,393.98 "	"148,621,741.20 "
			Ending Pool Balance					"148,621,741.20 "	"146,308,353.35 "
		Servicer Removals form the Trust (Section 2.06)					0.00 	0.00
		Servicing Fee					"63,875.16 "	"61,925.73 "

		D.	INVESTOR CERTIFICATE RATE
			Investor Certificate Rate					5.804530% 	5.816250%
	LIBOR Rate					5.644530% 	5.656250%
	Maximum Rate					5.945863% 	6.722082%

	E.	DELINQUENCY & REO STATUS
		Delinquent 30-59 days
	    No. of Accounts					9 	2
	   Trust Balances					"278,752.02 "	"10,292.89 "
	Delinquent 60-89 days
	    No. of Accounts					1 	2
	   Trust Balances					"1,581.31 "	"130,773.41 "
	Delinquent 90+ days
	    No. of Accounts					0 	0
	   Trust Balances					0.00 	0.00
	Delinquent 9+ Months
	    No. of Accounts					0 	0
	   Trust Balances					0 	0
	REO
	    No. of Accounts					0 	0
	   Trust Balances					0.00 	0.00


	Statement to Certificateholders (Page 2 of 2)

	Distribution Date:						7/15/98 	8/17/98

	"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
			"this 11th day of August, 1998"


 Countrywide Home Loans Formerly Known as
Countrywide Funding Corporation
			       as Servicer

      _______________________________________

			        Lupe Montero
			        Vice-President
			Distribution List:

 Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans
													   Peter Cerwin - Merrill Lynch
Richard Marron - Countrywide Home Loans
  Lisa Fitzpatrick - Merrill Lynch
	Dave Walker - Countrywide Home Loans
SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1998-B



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Vice President

Dated: August 31, 1998